Assets Held for Sale	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Assets Held for Sale
6.	Assets Held for Sale

The Company has fully discontinued its production in Wuxi by the end of June 2013 due to sustained losses generated from FPC production and a lack of customers for LCM for tablets. Hence, management intends to sell all long-lived assets in Wuxi plant and thus reclassified these long lived assets as assets held for sale with carrying value of $43,385. The sales are expected to be finalized in 2014. In addition, a subsidiary of the Company has entered into sales and purchase contracts with third parties mainly in November 2013 for assets with a carrying value of $2,038. The sales are expected to be finalized by the end of March 2014. Assets held for sale comprise the following:

At December 31,	2013
At net book value:
Land	$4,215
Buildings	18,784
Machinery and equipment	19,625
Leasehold improvements	2,429
Others	370

Total	$45,423